
                    THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES
                    (Amounts in Millions Except Per Share Amounts)
                         Consolidated Earnings Information

                                              -------------------------------------------------------------
                                                                       OND QUARTER
                                              -------------------------------------------------------------
                                                                                  W/O RESTRUCTURING CHARGES
                                                OND 03       OND 02     % CHG         OND 02       % CHG
                                              --------     --------     -----       --------       -----
NET SALES                                     $ 13,221     $ 11,005      20 %       $ 10,996        20 %
 COST OF PRODUCTS SOLD                           6,324        5,490      15 %          5,406        17 %
                                              --------     --------                 --------
GROSS MARGIN                                     6,897        5,515      25 %          5,590        23 %
 MARKETING, RESEARCH, ADMINISTRATIVE & OTHER     4,155        3,267      27 %          3,210        29 %
                                              --------     --------                 --------
OPERATING INCOME                                 2,742        2,248      22 %          2,380        15 %
 TOTAL INTEREST EXPENSE                            149          143                      143
 OTHER NON-OPERATING INCOME, NET                    29           74                       74
                                              --------     --------                 --------
EARNINGS BEFORE INCOME TAXES                     2,622        2,179      20 %          2,311        13 %
 INCOME TAXES                                      804          685                      719

NET EARNINGS                                     1,818        1,494      22 %          1,592        14 %
                                              ========     ========                 ========
EFFECTIVE TAX RATE                              30.7 %       31.4 %                   31.1 %


PER COMMON SHARE:
 BASIC NET EARNINGS                             $ 1.38       $ 1.13      22 %         $ 1.20        15 %
 DILUTED NET EARNINGS                           $ 1.30       $ 1.06      23 %         $ 1.13        15 %
 DIVIDENDS                                      $ 0.45       $ 0.41                   $ 0.41
AVERAGE DILUTED SHARES OUTSTANDING             1,400.4      1,402.6                  1,402.6


                                                                        Basis Pt                   Basis Pt
COMPARISONS AS A % OF NET SALES                                           Chg                        Chg
 COST OF PRODUCTS SOLD                          47.8 %       49.9 %                   49.2 %
 GROSS MARGIN                                   52.2 %       50.1 %       210         50.8 %         140
 MARKETING, RESEARCH, ADMINISTRATIVE & OTHER    31.4 %       29.7 %                   29.2 %
 OPERATING MARGIN                               20.7 %       20.4 %        30         21.6 %         (90)
 EARNINGS BEFORE INCOME TAXES                   19.8 %       19.8 %                   21.0 %
 NET EARNINGS                                   13.8 %       13.6 %                   14.5 %

 * The company's multi-year restructuring program was substantially complete at the end of FY 2003. Concurrent with the end of the program, the company will no longer separately report core results.


                                            -------------------------------------------------------------
                                                                        FYTD
                                            -------------------------------------------------------------
                                                                                W/O RESTRUCTURING CHARGES
                                            12/31/2003   12/31/2002    % CHG      12/31/2002      % CHG
                                            ----------   ----------    -----      ----------      -----
NET SALES                                     $ 25,416     $ 21,801     17 %        $ 21,797       17 %
 COST OF PRODUCTS SOLD                          12,203       10,979     11 %          10,812       13 %
                                              --------     --------                 --------
GROSS MARGIN                                    13,213       10,822     22 %          10,985       20 %
 MARKETING, RESEARCH, ADMINISTRATIVE & OTHER     7,828        6,395     22 %           6,275       25 %
                                              --------     --------                 --------
OPERATING INCOME                                 5,385        4,427     22 %           4,710       14 %
 TOTAL INTEREST EXPENSE                            290          287                      287
 OTHER NON-OPERATING INCOME, NET                    69          177                      177
                                              --------     --------                 --------
EARNINGS BEFORE INCOME TAXES                     5,164        4,317     20 %           4,600       12 %
 INCOME TAXES                                    1,585        1,359                    1,431

NET EARNINGS                                     3,579        2,958     21 %           3,169       13 %
                                              ========     ========                 ========
EFFECTIVE TAX RATE                              30.7 %       31.5 %                   31.1 %


PER COMMON SHARE:
 BASIC NET EARNINGS                             $ 2.71       $ 2.23     22 %          $ 2.39       13 %
 DILUTED NET EARNINGS                           $ 2.56       $ 2.10     22 %          $ 2.25       14 %
 DIVIDENDS                                      $ 0.91       $ 0.82                   $ 0.82
AVERAGE DILUTED SHARES OUTSTANDING             1,399.6      1,404.9                  1,404.9


                                                                     Basis Pt                  Basis Pt
COMPARISONS AS A % OF NET SALES                                        Chg                       Chg
 COST OF PRODUCTS SOLD                        48.0 %       50.4 %                  49.6 %
 GROSS MARGIN                                 52.0 %       49.6 %      240         50.4 %        160
 MARKETING, RESEARCH, ADMINISTRATIVE & OTHER  30.8 %       29.3 %                  28.8 %
 OPERATING MARGIN                             21.2 %       20.3 %       90         21.6 %        (40)
 EARNINGS BEFORE INCOME TAXES                 20.3 %       19.8 %                  21.1 %
 NET EARNINGS                                 14.1 %       13.6 %                  14.5 %


 * The company's multi-year restructuring program was substantially complete at the end of FY 2003. Concurrent with the end of the program, the company will no longer separately report core results.


                              THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES
                                        (Amounts in Millions)
                                  Consolidated Cash Flows Information

                                                                               -----------------------------
                                                                                Six Months Ended December 31
                                                                               -----------------------------
                                                                                  2003                 2002
                                                                               -------              -------
OPERATING ACTIVITIES
    NET EARNINGS                                                               $ 3,579              $ 2,958
    DEPRECIATION AND AMORTIZATION                                                  857                  844
    DEFERRED INCOME TAXES                                                          233                  166
    CHANGES IN:
        ACCOUNTS RECEIVABLE                                                       (452)                (117)
        INVENTORIES                                                                (74)                 (89)
        ACCOUNTS PAYABLE, ACCRUED AND OTHER LIABILITIES                           (183)                  73
        OTHER OPERATING ASSETS & LIABILITIES                                      (144)                 151
    OTHER                                                                          145                  340
                                                                               -------               ------
  TOTAL OPERATING ACTIVITIES                                                     3,961                4,326
                                                                               -------               ------
CAPITAL EXPENDITURES                                                              (810)                (616)
                                                                               -------               ------
FREE CASH FLOW BEFORE DIVIDENDS                                                $ 3,151              $ 3,710
                                                                               =======              =======


                              THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES
                                         (Amounts in Millions)
                                 Consolidated Balance Sheet Information

                                                                          Dec 31, 2003        June 30, 2003
                                                                          ------------        -------------
CASH AND CASH EQUIVALENTS                                                      $ 4,943              $ 5,912
INVESTMENTS SECURITIES                                                             351                  300
ACCOUNTS RECEIVABLE                                                              4,447                3,038
TOTAL INVENTORIES                                                                4,621                3,640
OTHER                                                                            2,803                2,330
                                                                               -------               ------
TOTAL CURRENT ASSETS                                                            17,165               15,220

NET PROPERTY, PLANT AND EQUIPMENT                                               14,043               13,104
NET GOODWILL AND OTHER INTANGIBLE ASSETS                                        20,710               13,507
OTHER NON-CURRENT ASSETS                                                         1,944                1,875
                                                                               -------               ------
TOTAL ASSETS                                                                   $53,862              $43,706
                                                                               =======              =======

ACCOUNTS PAYABLE                                                               $ 2,822              $ 2,795
ACCRUED AND OTHER LIABILITIES                                                    6,446                5,512
TAXES PAYABLE                                                                    2,454                1,879
DEBT DUE WITHIN ONE YEAR                                                         5,885                2,172
                                                                               -------               ------
TOTAL CURRENT LIABILITIES                                                       17,607               12,358

LONG-TERM DEBT                                                                  12,636               11,475
OTHER                                                                            5,047                3,687
                                                                               -------               ------
TOTAL LIABILITIES                                                               35,290               27,520
                                                                               -------               ------
                                                                               -------               ------
TOTAL SHAREHOLDERS' EQUITY                                                      18,572               16,186
                                                                               -------               ------
                                                                               -------               ------
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY                                       $53,862              $43,706
                                                                               =======              =======


                                         THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES
                                         (Amounts in Millions Except Per Share Amounts)
                                              Consolidated Earnings Information

                                                  -------------------------------------------------------------------------
                                                       Three Months Ended December 31, 2003
                                                  -------------------------------------------------------------------------
                                                               % Change      Earnings     % Change                 % Change
                                                                 Versus        Before       Versus         Net       Versus
                                                  Net Sales    Year Ago  Income Taxes     Year Ago    Earnings     Year Ago
                                                  -------------------------------------------------------------------------
FABRIC AND HOME CARE                                $ 3,407         10%         $ 843          10%       $ 570          11%
BEAUTY CARE                                           4,492         50%         1,047          43%         681          34%
BABY AND FAMILY CARE                                  2,673          6%           444           0%         281           2%
HEALTH CARE                                           1,908         22%           500          34%         333          32%
SNACKS AND BEVERAGES                                    931          6%           188          12%         122          11%
                                                  -------------------------------------------------------------------------
    TOTAL BUSINESS SEGMENT                           13,411         21%         3,022          22%       1,987          20%
CORPORATE                                              (190)        n/a          (400)         n/a        (169)         n/a
                                                  -------------------------------------------------------------------------
    TOTAL COMPANY                                    13,221         20%         2,622          20%       1,818          22%


                                                  -------------------------------------------------------------------------
                                                          Six Months Ended December 31, 2003
                                                  -------------------------------------------------------------------------
                                                               % Change      Earnings     % Change                 % Change
                                                                 Versus        Before       Versus         Net       Versus
                                                  Net Sales    Year Ago  Income Taxes     Year Ago    Earnings     Year Ago
                                                  -------------------------------------------------------------------------
FABRIC AND HOME CARE                                $ 6,800          9%       $ 1,675           6%     $ 1,132           7%
BEAUTY CARE                                           8,245         35%         1,960          28%       1,297          23%
BABY AND FAMILY CARE                                  5,280          7%           916           9%         576          11%
HEALTH CARE                                           3,636         22%           906          40%         609          36%
SNACKS AND BEVERAGES                                  1,827          7%           350          21%         231          15%
                                                  -------------------------------------------------------------------------
    TOTAL BUSINESS SEGMENT                           25,788         17%         5,807          19%       3,845          17%
CORPORATE                                              (372)        n/a          (643)         n/a        (266)         n/a
                                                  -------------------------------------------------------------------------
    TOTAL COMPANY                                    25,416         17%         5,164          20%       3,579          21%



                                       THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES
                                          OCTOBER-DECEMBER NET SALES INFORMATION
                                             (Percent Change vs. Year Ago) **

                                       Volume
                                 ------------------------------
                                         With          Without
                                 Acquisitions/    Acquisitions/                                            Total  Total Impact
                                 Divestitures     Divestitures          FX         Price    Mix/Other      Impact        Ex-FX
                                 ---------------------------------------------------------------------------------------------
            FABRIC AND HOME CARE           9%               9%          4%           -1%          -2%         10%           6%
                     BEAUTY CARE          45%              10%          5%            0%           0%         50%          45%
            BABY AND FAMILY CARE           4%               4%          5%           -1%          -2%          6%           1%
                     HEALTH CARE          17%              17%          4%            1%           0%         22%          18%
            SNACKS AND BEVERAGES           1%               1%          4%           -2%           3%          6%           2%
                   TOTAL COMPANY          19%               9%          4%           -1%          -2%         20%          16%




** These sales percentage changes are approximations based on quantitative formulas that are consistently applied.